Exhibit 99.1

T 732.544.5544 F 732.544.5404 25 Christopher Way, Eatontown, MJ 07724
                                                                 www.qmedinc.com


NEWS RELEASE                                                    [QMED LOGO]


Contact: Robert Mosby
         QMed, Inc.
         804-359-5054


                          QMed, Inc. Reports Q2 Results


Eatontown, New Jersey, July 15, 2003 - QMed, Inc. (NASDAQ Symbol: QMED) today announced financial results for the second quarter and six months ending May 31, 2003. Revenue for the three-month period ended May 31, 2003 decreased to $3,316,701, approximately 5% from $3,492,321 a year ago. Net income for the quarter decreased to $(587,451) or $(0.04) compared to $447,612 or $ 0.03 per share fully diluted, for the same period a year ago. For the six months, revenues increased 4.6% to $6,982,745 from $6,678,036 from a year ago. Net income for the six months declined to $(296,462) or $(0.02) from $849,931 or $0.05 per share fully diluted.

The Company had working capital of approximately $7,808,000 at May 31, 2003 compared to working capital adjusted to reflect current classifications of approximately $8,245,000 at November 30, 2002 and ratios of current assets to current liabilities of 4.5:1 as of May 31, 2003, and 5.3:1 as of November 30, 2002.

Michael W. Cox, president and CEO, said, "We had indicated previously that second quarter revenue would marginally decrease, impacted by a previously announced terminated contract as well as by cyclical reductions in health plan memberships. However, the reported loss in general is connected to several business expansion opportunities underway:

         1.       Expected 4th Quarter start of the Medicare Disease Management
                  Demonstration with our HeartPartners, which includes
                  PacifiCare, and which could add significantly to the top line in `04 and as much as $15,000,000 in `05.
         2. Significant positive enrollment efforts in the final phase of our targeted 12-month enrollment period for our Medicare
                  Coordinated Care Demonstration project. We expect Medicare's first randomized controlled disease management outcomes in the spring of 2004, a seminal event for our Company, as we are the only publicly owned firm in the Demonstration.
         3.       Capitalizing on our Medicare experience we bid on project
                  CMS-5002-N, the Medicare Capitated Disease Management
                  Demonstration and we are developing our implementation strategy.
         4.       Initial rollout of services to SummaCare in Ohio.

"QMed has for several years been strategically positioned as the disease management leader in Medicare," he continued. "Now, driven by both Medicare reform, and very significant Medicare demonstration opportunities, we are expecting several large commercial health plans to re-enter Medicare markets, a positive development that we expect to participate in. In the second quarter we signed a contract with SummaCare of northern Ohio, with 13,000 Medicare+Choice beneficiaries, 30,000 commercial members and we enroll our first members this week."

"We have eliminated some distractions, having settled matters including, but not limited to, the LifeMasters legal actions, to more sharply focus on the opportunities before us. Focus is particularly important in light of the quickening tempo at Medicare. While the balance of fiscal 2003 will be near break even, we expect that these major projects and opportunities could produce significant growth in each of the next two years," Cox concluded.

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T 732.544.5544 F 732.544.5404 25 Christopher Way, Eatontown, MJ 07724
                                                                 www.qmedinc.com


NEWS RELEASE                                                    [QMED LOGO]

7/15/03 - Page 2 of 5


                                    QMED, INC. AND SUBSIDIARIES
                               CONDENSED CONSOLIDATED BALANCE SHEETS


                                                           May 31, 2003           November 30,
                                                            (Unaudited)               2002
                                                          ---------------        ---------------
ASSETS
Current assets
Cash and cash equivalents                                 $     1,389,173        $     2,383,123
Investments                                                     7,127,522              6,873,491
Accounts receivable, net of
  allowances of approximately $2,000                              758,591                203,216
Inventory                                                         148,200                173,046
Prepaid expenses and other current assets                         645,378                344,667
                                                          ---------------        ---------------
                                                               10,068,864              9,977,543

Property and equipment, net                                     1,176,079              1,168,002
Product software development costs                                494,572                461,261
Accounts receivable, non-current                                1,474,674                      -
Other assets                                                      174,132                556,375
Investment in joint venture                                             -                      -
                                                          ---------------        ---------------
                                                          $    13,388,321        $    12,163,181
                                                          ===============        ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses                     $     1,259,463        $       828,845
Leases payable, current portion                                    64,489                 46,980
Accrued salaries and commissions                                  277,934                334,642
Performance guarantee payable                                     653,553                248,156
Contract billings in excess of revenues                                 -              1,760,620
Income taxes payable                                                5,500                 40,000
                                                          ---------------        ---------------
                                                                2,260,939              3,259,243
Leases payable - long term                                         46,210                 35,948
Contract billings in excess of revenues - long term             2,270,928                      -
                                                          ---------------        ---------------
                                                                4,578,077              3,295,191
Commitment and Contingencies
Stockholders' equity
     Common stock $.001 par value;
     40,000,000 shares authorized;
     14,618,460 and 14,506,153 shares

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
T 732.544.5544 F 732.544.5404 25 Christopher Way, Eatontown, MJ 07724
                                                                 www.qmedinc.com


NEWS RELEASE                                                    [QMED LOGO]

7/15/03 - Page 3 of 5


                                                           May 31, 2003           November 30,
                                                            (Unaudited)               2002
                                                          ---------------        ---------------
     issued and 14,596,460 and 14,484,153
     outstanding                                                   14,618                 14,506
Paid-in capital                                                33,310,356             33,079,409
Accumulated deficit                                           (24,409,658)           (24,113,196)
Accumulated other comprehensive income
     Unrealized losses on securities available for sale           (29,447)               (37,104)
                                                          ---------------        ---------------
                                                                8,885,869              8,943,615

Less treasury stock at cost, 22,000 common shares                 (75,625)               (75,625)
                                                          ---------------        ---------------
Total stockholders' equity                                      8,810,244              8,867,990
                                                          ---------------        ---------------
                                                          $    13,388,321        $    12,163,181
                                                          ===============        ===============

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
T 732.544.5544 F 732.544.5404 25 Christopher Way, Eatontown, MJ 07724
                                                                 www.qmedinc.com


NEWS RELEASE                                                    [QMED LOGO]

7/15/03 - Page 4 of 5


                                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                   (Unaudited)


                                    For the Three    For the Three       For the Six      For the Six
                                     Months Ended     Months Ended      Months Ended     Months Ended
                                     May 31, 2003     May 31, 2002      May 31, 2003     May 31, 2002
                                    -------------    -------------     -------------    -------------
Revenue
      Disease management services   $   3,245,017    $   3,397,758     $   6,850,030    $   6,458,056
      Medical Equipment                    71,684           94,563           132,715          219,980
                                    -------------    -------------     -------------    -------------
                                        3,316,701        3,492,321         6,982,745        6,678,036
                                    -------------    -------------     -------------    -------------
Cost of revenue
      Disease management services       1,580,803        1,305,357         3,110,004        2,513,501
      Medical equipment                    32,803           45,834            76,887          112,984
                                    -------------    -------------     -------------    -------------
                                        1,613,606        1,351,191         3,186,891        2,626,485
                                    -------------    -------------     -------------    -------------

Gross profit                            1,703,095        2,141,130         3,795,854        4,051,551

Selling, general and
      administrative expenses           1,779,249        1,471,128         3,262,980        2,809,869
Research and development
      expenses                            193,242          312,312           443,870          568,161
Depreciation and amortization              99,906           63,394           193,947          127,188
Litigation settlements - non patent       230,000                -           230,000                -
                                    -------------    -------------     -------------    -------------
 (Loss) income from operations           (599,302)         294,296          (334,943)         546,333

Interest income                             7,127           72,460            56,744          128,726
Interest expense                           (5,776)          (1,906)          (12,763)          (7,508)
Loss in operations of joint venture                        (11,250)                           (36,250)
Other income                                                94,012                             94,012
                                    -------------    -------------     -------------    -------------
(Loss) income before income tax
      (provision) benefit                (597,951)         447,612          (290,962)         725,313

Gain on sale of state tax benefits              -                -                 -          124,618
Benefit (provision) for state income
      taxes                                10,500                -            (5,500)               -
                                    -------------    -------------     -------------    -------------
Net (loss) income                   $    (587,451)   $     447,612     $    (296,462)   $     849,931
                                    =============    =============     =============    =============


Basic income per share
      Weighted average shares
         outstanding                   14,555,717       14,457,022        14,536,551       14,377,939
                                    -------------    -------------     -------------    -------------
      Basic (loss) earnings
         per share                  $        (.04)   $         .03     $        (.02)   $         .06
                                    =============    =============     =============    =============

T 732.544.5544 F 732.544.5404 25 Christopher Way, Eatontown, MJ 07724
                                                                 www.qmedinc.com


NEWS RELEASE                                                    [QMED LOGO]

7/15/03 - Page 5 of 5

                                    For the Three    For the Three       For the Six      For the Six
                                     Months Ended     Months Ended      Months Ended     Months Ended
                                     May 31, 2003     May 31, 2002      May 31, 2003     May 31, 2002
                                    -------------    -------------     -------------    -------------
Diluted income per share
      Weighted average shares
         outstanding                   14,555,717       16,729,466        14,536,551       16,721,312
                                    -------------    -------------     -------------    -------------
      Diluted (loss) earnings
         per share                  $        (.04)   $         .03     $        (.02)   $         .05
                                    =============    =============     =============    =============


Net (loss) income                   $    (587,451)   $     447,612     $    (296,462)   $     849,931

Other comprehensive income
      Unrealized losses on
      securities available for sale        (8,660)         (14,345)          (21,187)         (52,841)

      Less: reclassification
      adjustment for losses
      included in net income               32,453           42,104            28,844           30,387
                                    -------------    -------------     -------------    -------------

Comprehensive (loss) income         $    (563,658)   $     475,371     $    (288,805)   $     827,477
                                    =============    =============     =============    =============

About QMed, Inc.
QMed, Inc.'s, healthcare information communication system fully coordinates critical elements of cardiovascular patient care. The system finds data, converts it to actionable information, sends it to the most efficient users, and reiterates the process while building a database of efficacy, compliance and quality assessment. It incorporates traditional patient contact disease management and contains formulary links. This cost-effective and health-beneficial system is currently utilized by Providence Health in Oregon; PacifiCare Health Systems in California, Oregon, Washington, Arizona, Texas and Colorado; Regence BlueCross BlueShield of Utah; by Regence BlueShield in Idaho; by CHA Health in Kentucky; by DAKOTACARE in South Dakota. In some of these programs, services are provided by QMed's IHMC subsidiary, with the system utilized under license from QMed. QMed has recently implemented its coronary artery disease project in the Medicare Coordinated Care Demonstration. Implementation in CHA Health led to significant HEDIS improvements. More information on QMed, Inc. can be obtained at www.qmedinc.com, by calling (732) 544-5544 or by emailing investor@qmedinc.com.

Except for historical information contained herein, matters discussed in this news release are forward-looking statements that involve risks and uncertainties. They include but are not limited to those relating to the timely implementation of programs, the impact of competitive product introductions, acceptance and pricing, and those risks detailed in the Company's filings with the Securities and Exchange Commission (SEC). Actual results may differ materially from any forward-looking statements due to these risks and uncertainties.

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